EX 10.16.31+

TERRITORY LICENSE NO. 11
Quick Reference Title:	[*****] Route Guidance Applications (for [*****])
Pursuant to the Data License Agreement between HERE and Client dated as of the effective date identified therein and reiterated below (“Agreement”), HERE and Client hereby agree to the following additional terms and conditions. For purposes of this TL, “HERE” shall be deemed to also include HERE Europe B.V., which agrees by signing below to be bound by the terms and conditions contained in the Agreement. This TL shall additionally consist of any exhibits and schedules attached hereto. Capitalized terms not otherwise defined in the Agreement or in this TL (including any exhibits, schedules or attachments hereto) shall have the meanings set forth in Section VII below.

Client:	Telenav, Inc.
Effective Date of Data License Agreement:	December 1, 2002
Effective Date of Territory License:	Date of last signature below
Territory License Term
The term of this TL shall commence on the Effective Date of this TL and continue for a period of fifteen (15) years from the Effective Date, unless terminated as provided in the Agreement (“TL Term”) provided, however that notwithstanding anything to the contrary in the Agreement, in the event the TL Term conflicts with the term of the Agreement, the TL Term shall control, but only with respect to this specific TL, and the term of the Agreement shall continue for the duration of this TL Term. At the time that [*****] ceases production of [*****], the license rights set forth herein shall be limited, for the duration of the TL Term, to (i) compiling updated versions of the Data made available by HERE and (ii) distributing such updated Compiled Data in the form of update Copies or a master copy of updated Compiled Data to the applicable party to which appropriate rights have been granted to distribute update Copies (“Update License Rights”). Notwithstanding the foregoing, if [*****] exercises its option to renew the agreement between Client and [*****] for one or more additional [*****], Client shall provide written notice to HERE and all of the license rights set forth in this TL shall continue to apply for such [*****] until such time that [*****] no longer exercises such option. In such event, the Update License Rights shall automatically extend for a period of ten (10) years following the time at which [*****] ceases production of the last [*****] for which [*****] has exercised its option to renew.

Both parties have executed this Agreement by their duly authorized officers as of the Effective Date.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EX 10.16.31+

HERE NORTH AMERICA, LLC	Telenav, Inc.
By: /s/ Jeannie Lee Newman	By: /s/ Michael Strambi
Name: Jeannie Lee Newman	Name: Michael Strambi
Title: Senior Legal Counsel	Title: Chief Financial Officer
Date: 4/1/15	Date: 4/3/15
HERE NORTH AMERICA, LLC
By: /s/ Lori Bellows
Name: Lori Bellows
Title: Director
Date: 4/1/15
HERE EUROPE B.V.
By: /s/ P.W.A.M. van Hutzen
Name: P.W.A.M. van Hutzen
Title: Sr. Mgr. Product Release
Date: 2 APR 2015
HERE EUROPE B.V.
By: /s/ F.M. van Haaren
Name: F.M. van Haaren
Title: Managing Director 2 APR 2015

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EX 10.16.31+

TERMS AND CONDITIONS

I.	Territories
North America Territory (consisting of the United States, Canada and Mexico)
Central and South America Territory (consisting of Mexico, Brazil, Argentina, Chile, Venezuela, Colombia, Peru, Uruguay, Martinique, Guadeloupe, French Guiana, Cayman Islands, The Bahamas, Jamaica, Dominican Republic and Ecuador)
Europe Territory (consisting of Eastern Europe and Western Europe as further defined below)
Middle East Territory (consisting of Oman, Qatar, Jordan, Bahrain, Saudi Arabia, Kuwait, United Arab Emirates, Lebanon and Egypt)
Australia/New Zealand Territory (consisting of Australia and New Zealand)
Turkey Territory

As of the Effective Date of this TL, “Eastern Europe” means the following countries: Albania, Belarus, Bosnia & Herzegovina, Bulgaria, Croatia, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Macedonia, Moldova, Montenegro, Poland, Romania, Russia, Serbia, Slovakia, Slovenia, Turkey, and Ukraine.
As of the Effective Date of this TL, “Western Europe” means the following countries: Andorra, Austria, Belgium, Denmark, Eire (Republic of Ireland), Faroe Islands, Finland, France, Germany, Gibraltar, Greece, Greenland, Guernsey, Iceland, Italy/Vatican City, Jersey, Liechtenstein, Luxembourg, Malta, Man, Monaco, Norway, Portugal, San Marino, Spain, Sweden, Switzerland, The Netherlands, and United Kingdom.
During the TL Term, if HERE releases a HERE Map for commercial use for one or more additional countries in Europe (i.e., countries that are not identified above), and the standard pricing made available by HERE includes such additional country(ies) in the same pricing bundle as the Europe countries identified above, then such additional country(ies) shall be deemed to be included in the Europe Territory for purposes of this TL for no additional fee. Upon the commercial release of Data for any such additional country in Europe, HERE shall notify Client about whether the Data for such country is included in the scope of this TL in accordance with the foregoing and, if so, whether there are any supplier requirements associated with such Data (e.g., supplier copyright notices). For purposes of the foregoing, “HERE Map” means the non-navigable or navigable geographic map data released by HERE for all or any portion of a country for which HERE has completed its specification and verification procedures.

II.	Data Content
The Data for each Territory consists of (i) Base Map Data and (ii) any Additional Content, and (iii) Add-Ons, each as further described below. HERE shall make available to Client the Data for those countries in the Territory that have been generally released by HERE as of the Effective Date of this TL as well as updated versions of the Data made available by HERE during the TL Term for use in the type of Applications authorized hereunder. Data for certain regions or areas of the Territory may not be completed and/or may not be produced within the TL Term, and will only be available hereunder upon general release by HERE following completion. Client may request that HERE deliver Data to Client for additional countries in the Territory that are generally released by HERE during the TL Term and HERE shall notify Client if additional terms and conditions apply to such Data. By using the Data after receipt of any such notice from HERE, Client shall be deemed to be bound by such terms and conditions, which are hereby incorporated by reference to be part of this TL.

A.
Base Map Data. “Base Map Data” means, as it relates to any particular country, the standard geographic map data (i.e., not including Additional Content) as and when generally released for commercial use by HERE for such country or portion thereof and which is referred to (and further described) in the applicable standard product documentation provided by HERE as the “Base Map” for that country or portion thereof.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EX 10.16.31+

For purposes of determining which features and attributes are deemed to be “Base Map Data” and covered by the License Fees in Exhibit A, a description of such features and attributes is set forth in the then-current Attribute Overview and Usage Guide (or equivalent document) made available to Client as part of the Customer Technical Reference Guide. HERE may update the list of features and attributes included in “Base Map Data” but shall not reclassify any “Base” attributes as “Premium”. In the event that HERE violates the foregoing, Client shall have the right to continue using such attribute as part of the “Base Map Data” licensed hereunder and shall not be obligated to pay any incremental amount associated with such use for the duration of the TL Term.

B.
Additional Content. “Additional Content” means Data licensed under this TL in addition to Standard Data (as defined above) as such Data is further described at the URL http://corporate.navteq.com/additional_content_descriptions.html. Additional Content shall be subject to the terms and conditions in such URL and the applicable fees described in Section V(A) below. HERE reserves the right to discontinue Additional Content upon reasonable notice to Client; provided, however, that the last release of any discontinued Additional Content may be included in any Copies distributed thereafter. Additional Content is not available on a standalone basis and may be licensed and used in conjunction with Data only.

C.
Add-Ons. “Add-Ons” means additional content generally released by HERE from time to time for which HERE does not charge, in its sole discretion, additional license fees. HERE shall be under no obligation to release such additional content.

III.	Application
Applications licensed under this TL shall consist solely of Route Guidance Applications and shall not include any Excluded Applications.
For the purposes of the foregoing, the following definitions apply:

A.
“Route Guidance Application” means an Embedded Application that uses Data solely to provide and/or produce information solely in connection with one or more of the functions of (a) navigation, (b) routing or route guidance, and (c) positioning. “Embedded Application” means non-server computer devices developed by or for Client (including, without limitation, proprietary computer hardware platforms developed by or for Client and/or computer software programs developed by or for Client) distributed to End-Users for their own internal business and personal use and which use resident Copies, consisting of Data solely for a Territory and on physical storage media that is included in a [*****] solely to provide information to End-Users. For purposes of clarity, “internal business use” shall be deemed to include, but not be limited to, use by rental car companies and their rental car customers.

B.
“[*****] Route Guidance Application” means a Route Guidance Application developed by or for Client and sold or otherwise distributed to [*****] (“[*****]”) for installation in [*****] sold in countries in the Territories licensed under this TL, which (i) uses the Data and Additional Content set forth under Exhibit A in accordance with [*****] of this TL; and (ii) is capable of determining [*****] and/or enabling [*****] or [*****] functionality.

C.
"Excluded Applications" means any use of the Data in a manner not expressly authorized under this TL or otherwise mutually agreed upon between the parties, including but not limited to use of the Data (i) for server-based applications or with server-based applications (other than server-based applications which are accessed to deliver additional content to the device for use in the Route Guidance Application); (ii) for or with fleet management, dispatch or similar applications; (iii) for or with geomarketing applications (i.e., an application that analyzes and displays geographic, demographic, census and behavioral data to assist End-Users in understanding and modeling relevant business data and making business decisions, including, without limitation: (a) marketing analysis and segmentation, (b) customer prospecting and analysis, (c) sales territory analysis and definition or (d) distribution network site selection); (iv) for, or in connection with, any systems or functions for automatic or autonomous control of vehicle behavior, including, for example, systems or functions for the control of vehicle speed, braking, suspension, fuel, emissions, headlights, stability, drive train management, visibility enhancement and steering; or (v) for or with a software application involving a predefined set of rules and goals

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EX 10.16.31+

built for End-User participation, focused primarily on competition and/or amusement (“Game”), that uses Data in the operation of the Game.
In addition, to the extent that Client has another TL under which Client is licensed for applications (“Other Applications”) that would otherwise fall within the definition of Applications under this TL, such Other Applications shall be excluded from the license granted under this TL.

IV.	Licensed Use
The pricing and associated terms set forth in this TL shall apply only with respect to the use and distribution of Copies of Compiled Data to [*****] or a third party designated by [*****] to be further distributed for use in Route Guidance Applications to be installed in [*****] by [*****] or its subsidiaries (“[*****]”) with [*****] and any subsequent [*****] for which [*****] has exercised its option to renew in accordance with the “Territory License Term” provision on page 1 of this TL, subject to the terms and conditions of this TL and the Agreement. Such use of the Data by Client shall be limited to

A.
Compiling any portion of the Data (“Compiled Data”) into Client’s own proprietary data format (which shall not include third party or public domain formats, unless otherwise mutually agreed upon between the parties) and, using the most current version of Data delivered by HERE to Client (except as otherwise required by [*****] and Client’s development schedule), making copies of the Compiled Data for any portion of a single Territory either stored on physical storage media or in the form of electronic files suitable for transmission to an End-User and on physical storage media that is included in [*****] (collectively, “Copies”); and

B.
Distributing such Copies of Compiled Data to [*****] or a third party designated by [*****] for further distribution to End-Users (in the case of electronic files by transmitting and storing the same directly onto physical storage media that is included in [*****]), solely for the End-Users’ own internal business and personal use with the Application. Client shall use commercially reasonable efforts to enforce the terms and conditions of its distribution agreement with [*****] and/or a third party designated by [*****], which shall include the obligation for [*****] and/or a third party designated by [*****] to comply with the applicable terms and conditions set forth herein. Notwithstanding the foregoing, the Compiled Data may not be distributed to any HERE competitor, including [*****]. For sake of clarity, the foregoing restriction shall not restrict employees of a HERE competitor, including [*****], form using the Data in a Permitted Application licensed to such employees for their personal use.

V.	Fees to HERE.

A.
License Fees. License fees hereunder consist of the base license fees applicable to the Base Map Data for the applicable Territory (“Base License Fees”), combined with the amounts due for any Additional Content that is made accessible for use in the Application (“Additional Content Fees”). For the avoidance of doubt, the pricing for each Territory in the tables in Exhibit A reflects the total amount due to HERE for each Copy, after combining the Base License Fees and the applicable Additional Content Fees (collectively, the “License Fees”). The pricing set forth in Exhibit A is expressly conditioned on compliance with the requirements set forth in Section VII(A) and VII(B) of this TL (i.e., Copy Protection and [*****]).

B.
License Fee Reports & Due Dates. License Fee reports for Copies distributed in each calendar month are due by the [*****] day of the following calendar month (e.g., the fee report for [*****] is due by [*****]). Following receipt of such report, HERE shall invoice Client for the amounts due. In addition, Client shall include in its License Fee reports the following information by separate line items: (i) the number of [*****] distributed in each Territory; (ii) the Application included in each [*****]; and (iii) the Data used in such Application for such [*****] distributed in the applicable Territory. License Fees shall be due and paid by the [*****] day following the end of the calendar month for which the License Fee report is provided (e.g., license fees for [*****] are due by [*****]).

In the event Client is unable to provide the License Fee reports by the [*****] day of the applicable calendar month for which such report is due because [*****] has not provided information to Client in order for Client to provide such License Fee report, Client shall be granted an additional [*****] days to provide such License Fee report provided that Client uses good faith efforts to procure such information from [*****]. In the event

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EX 10.16.31+

that the reporting has not been procured from [*****] by the payment due date, Client shall use reasonable methods to estimate the License Fee report and provide HERE with such calculations. Any differences between (i) the estimated amounts reported and paid and (ii) the actual amounts will be reconciled and invoiced/refunded within [*****] days of receipt of the actual reported amounts.
Client shall use commercially reasonable efforts to provide HERE with non-binding forecasts for [*****], but only to the extent that Client receives such forecasts from [*****].

C.	Currency. License Fees hereunder shall be paid in U.S. Dollars.

VI.
End-User Terms. Attached as Exhibit B. Except as otherwise agreed by the parties, in all instances where the Application uses, accesses, reflects or relies upon any portion of the Data to deliver information to End-Users, Client shall provide End-Users with a copy of the End-User Terms and shall provide conspicuous notice to End-Users prior to their use of, or access to, any portion of the Data that their use thereof is subject to the End-User Terms. Notwithstanding any termination or expiration of the Agreement or this TL, an End-User’s right to use a Copy of the Compiled Data with the Application under the Agreement and this TL shall continue so long as such End-User’s use of the Application is in compliance with all terms and conditions of Client’s then current end user license agreement for the Application.

VII.	Additional Provisions.

A.
Copy Protection. Each Copy must include a state of the art solution for either (a) preventing copying of content of the Copy, whether by End-Users, Distributors or otherwise, onto physical storage media or via transfer over the Internet or other electronic communication means, or (b) preventing use of the Copy other than by a specifically authorized End-User or End-User device (e.g., using lock/unlock keys). Prior to distributing Copies, Client shall provide to HERE such information as reasonably requested by HERE to evaluate the efficacy of the copy protection solution.

B.
[*****]. Client has been informed by HERE that the pricing included in HERE’s quotation to [*****] was expressly subject to a condition under which HERE would be treated [*****] for use in [*****].  HERE acknowledges that it has agreed to [*****] such condition from this TL based solely on the fact that [*****] agreed to [*****] such requirement in the [*****] provided to HERE.

C.	Supplier Terms. The Data provided hereunder is subject to supplier requirements and restrictions, which currently include those set forth in Exhibit C hereto.

D.
HERE Marks & Legends. For purposes of this TL, Client's obligations under the Agreement to display HERE Marks & Legends shall be satisfied as follows: Client shall include HERE Marks and the applicable HERE copyright notice (as specified in the HERE Identity Guidelines) and third party copyright and similar notices and legends (as specified in the Agreement, the HERE Identity Guidelines and/or otherwise by HERE) in the Route Guidance Application and/or owner’s manual, or such other placement of the HERE Marks & Legends as may be mutually agreed by the parties, but in all cases subject to [*****] requirements.

E.
No [*****]. No licenses or other rights are granted hereunder in connection with any [*****] related to [*****] ("[*****]"). [*****] shall be granted solely pursuant to a separate [*****] between the parties.

F.
[*****] and [*****]. Client may [*****] to [*****] and when such a [*****] is determined, Client may supplement the [*****] with [*****]; provided that in all cases, Client will not [*****] any existing value or attribute of  a [*****] when such attribute contains any value. Such [*****] may include [*****] not available from [*****] or a [*****] to acquire [*****]. For the avoidance of doubt, when [*****] and [*****] have attributes, Client will always use the [*****] of the [*****]. If a [*****] is null, then Client may [*****] if the [*****] contains [*****] for the attribute. If [*****] does not [*****] to any [*****] then Client may [*****] the [*****]. In addition, subject to Section IV (“Licensed Use”) of this TL, Client may [*****] using the Data for [*****] and [*****] (e.g. [*****]).

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EX 10.16.31+

VIII.	Definitions.

A.
“[*****]” means functionality that enables a [*****] Route Guidance Application for, or in connection with, any systems or functions for [*****] of [*****], including, for example, systems or functions for the [*****] of [*****] and [*****].

B.
“Customer Technical Reference Guide” means the technical product specifications and documentation that make up the Customer technical Reference Guide that is made available to Client through the HERE B2B Download Center.

C.
“HERE B2B Download Center” means the on-line data delivery service made available to Client by HERE on a 24x7 basis (except for downtime due to system maintenance) and through which HERE makes Data and related documentation available for download by Client.

D.
“[*****]” means a [*****] method and system for [*****] the [*****] and other [*****], based on [*****], of [*****] on the [*****] for some [*****] (typically [*****]) and [*****] of [*****] and other [*****] of interest such as [*****] and others.

E.	“[*****]” means functionality that enables a [*****] Route Guidance Application to provide [*****] regarding [*****] to the End User such as [*****], but which does not provide [*****] functionality.

F.
“Multi-Year Annual Copy Subscription” means that in addition to the distribution of the initial Copy distributed to an End-User with an Application (the “Initial Copy”), Client obligates itself to provide Update Copies to the same End-User on an annual basis beginning in the [*****] annual period following distribution to the End-User of the Initial Copy and continuing for up to [*****] annual periods (i.e., “[*****]”) thereafter. Multi-Year Annual Copy Subscriptions are automatically included in the Application price, and thus automatically provided, with respect to all units of a product line of an Application, and for which the End-User cannot opt out.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EX 10.16.31+

EXHIBIT A PRICING

I.    License Fees per Copy for Route Guidance Applications.

Client shall pay HERE the License Fee per Copy in connection with Route Guidance Applications set forth in the applicable table below for each Copy of the Data distributed hereunder containing all or any portion of the Data identified in the Content Bundle in the table below. The applicable License Fee for each Copy shall be determined based on the Territory of Data contained in such Copy. For sake of clarity, Route Guidance Applications may not use all or any portion of the Data identified in a Content Bundle (including [*****] and [*****]) for enabling [*****] or [*****] unless the License Fees per Copy under Section II are paid by Client to HERE.

1.	License Fees for North America Territory.

NORTH AMERICA TERRITORY CONTENT BUNDLE A	LICENSE FEE PER COPY
Base Map Data
2D Footprints Content
3D Landmarks Content
Brand Icons
2D Junction Visuals
Core POIs
Supplemental Listings
Environmental Zones Content
Extended Lanes FC 1-5 Content
Extended Listings
Extended Navigation
Fuel Types
HERE Traffic Patterns
Voice Phonetic Transcriptions
HERE Voice for Traffic
Speed Limits FC 1-5 Content
Signs, Signals and Warnings
World Map
[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EX 10.16.31+

NORTH AMERICA TERRITORY CONTENT BUNDLE B	LICENSE FEE PER COPY
Base Map Data
2D Footprints Content
3D Landmarks Content
Brand Icons
Environmental Zones Content
Extended Lanes FC 1-5 Content
Extended Listings
Core POIs
Supplemental Listings
Fuel Types
HERE Traffic Patterns
Voice Phonetic Transcriptions
HERE Voice for Traffic
Speed Limits FC 1-5 Content
Signs, Signals and Warnings
Basic 3D City Models
2D Junction Visuals
Point Addressing
Extended Navigation
[*****] Venues
World Map
[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EX 10.16.31+

NORTH AMERICA TERRITORY CONTENT BUNDLE C	LICENSE FEE PER COPY
Base Map Data
2D Footprints Content
3D Landmarks Content
Brand Icons
Environmental Zones Content
Extended Lanes FC 1-5 Content
Extended Listings
Core POIs
Supplemental Listings
Fuel Types
HERE Traffic Patterns
Voice Phonetic Transcriptions
HERE Voice for Traffic
Speed Limits FC 1-5 Content
Signs, Signals and Warnings
2D Junction Visuals
Point Addressing
Extended Navigation
[*****] Venues
World Map
[*****]

NORTH AMERICA TERRITORY Additional Content Fee	ADDITIONAL LICENSE FEE PER COPY
Truck Attributes	[*****]*
*For sake of clarity, an Additional Content Fee of [*****] will be applied to the per Copy License Fees set forth above for use of Truck Attributes Additional Content in a Route Guidance Application.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EX 10.16.31+

2.	License Fees for Central and South America Territory.

CENTRAL AND SOUTH AMERICA TERRITORY CONTENT BUNDLE A	LICENSE FEE PER COPY
Base Map Data
2D Footprints Content
3D Landmarks Content
Brand Icons
2D Junction Visuals
Environmental Zones Content
Extended Lanes FC 1-5 Content
Extended Listings
Core POIs
Supplemental Listings
HERE Traffic Patterns
HERE Voice for Traffic
Voice Phonetic Transcriptions
Speed Limits FC 1-5 Content
World Map
[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EX 10.16.31+

CENTRAL AND SOUTH AMERICA TERRITORY CONTENT BUNDLE B	LICENSE FEE PER COPY
Base Map Data
2D Footprints Content
3D Landmarks Content
Brand Icons
Environmental Zones Content
Extended Lanes FC 1-5 Content
Extended Listings
Core POIs
Supplemental Listings
HERE Traffic Patterns
HERE Voice for Traffic
Voice Phonetic Transcriptions
Speed Limits FC 1-5 Content
Basic 3D City Models
2D Junction Visuals
Point Addressing
Extended Navigation
[*****] Venues
World Map
[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EX 10.16.31+

CENTRAL AND SOUTH AMERICA TERRITORY CONTENT BUNDLE C	LICENSE FEE PER COPY
Base Map Data
2D Footprints Content
3D Landmarks Content
Brand Icons
Environmental Zones Content
Extended Lanes FC 1-5 Content
Extended Listings
Core POIs
Supplemental Listings
HERE Traffic Patterns
HERE Voice for Traffic
Voice Phonetic Transcriptions
Speed Limits FC 1-5 Content
2D Junction Visuals
Point Addressing
Extended Navigation
[*****] Venues
World Map
[*****]

CENTRAL AND SOUTH AMERICA TERRITORY Additional Content Fee	ADDITIONAL LICENSE FEE PER COPY
Truck Attributes	$[*****]*
*For sake of clarity, an Additional Content Fee of [*****] will be applied to the per Copy License Fees set forth above for use of Truck Attributes Additional Content in a Route Guidance Application.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EX 10.16.31+

3.	License Fees for Middle East Territory.

MIDDLE EAST TERRITORY CONTENT BUNDLE A	LICENSE FEE PER COPY
Base Map Data
2D Footprints Content
3D Landmarks Content
Brand Icons
Environmental Zones Content
Extended Lanes FC 1-5 Content
Extended Listings
Core POIs
Supplemental Listings
2D Junction Visuals
Voice Phonetic Transcriptions
Speed Limits FC 1-5 Content
World Map
[*****]

MIDDLE EAST TERRITORY CONTENT BUNDLE B	LICENSE FEE PER COPY
Base Map Data
2D Footprints Content
3D Landmarks Content
Brand Icons
Environmental Zones Content
Extended Lanes FC 1-5 Content
Extended Listings
Core POIs
Supplemental Listings
Voice Phonetic Transcriptions
Speed Limits FC 1-5 Content
Basic 3D City Models
2D Junction Visuals
Point Addressing
Extended Navigation
[*****]
Venues
World Map
[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EX 10.16.31+

MIDDLE EAST TERRITORY CONTENT BUNDLE C	LICENSE FEE PER COPY
Base Map Data
2D Footprints Content
3D Landmarks Content
Brand Icons
Environmental Zones Content
Extended Lanes FC 1-5 Content
Extended Listings
Core POIs
Supplemental Listings
Voice Phonetic Transcriptions
Speed Limits FC 1-5 Content
2D Junction Visuals
Point Addressing
Extended Navigation
[*****] Venues
World Map
[*****]

MIDDLE EAST TERRITORY Additional Content Fee	ADDITIONAL LICENSE FEE PER COPY
Truck Attributes	$[*****]*
*For sake of clarity, an Additional Content Fee of [*****] will be applied to the per Copy License Fees set forth above for use of Truck Attributes Additional Content in a Route Guidance Application.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EX 10.16.31+

4. License Fees for Europe Territory.

EUROPE TERRITORY CONTENT BUNDLE A	LICENSE FEE PER COPY IN US DOLLARS**
Base Map Data
2D Footprints Content
3D Landmarks Content
2D Junction Visuals
Brand Icons
Environmental Zones Content
Extended Lanes FC 1-5 Content
Extended Listings
Core POIs
Supplemental Listings
Fuel Types
2D Junction Visuals
HERE Traffic Patterns
Voice Phonetic Transcriptions
Postal Code Points Content for Great Britain
Postal Code Points Content for The Netherlands
Speed Limits FC 1-5 Content
Taxi Stand Point POIs
Signs, Signals and Warnings
World Map
[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EX 10.16.31+

EUROPE TERRITORY CONTENT BUNDLE B	LICENSE FEE PER COPY
Base Map Data
2D Footprints Content
3D Landmarks Content
2D Junction Visuals
Brand Icons
Environmental Zones Content
Extended Lanes FC 1-5 Content
Extended Listings
Core POIs
Supplemental Listings
Fuel Types
HERE Traffic Patterns
Voice Phonetic Transcriptions
Postal Code Points Content for Great Britain
Postal Code Points Content for The Netherlands
Speed Limits FC 1-5 Content
Taxi Stand Point POIs
Signs, Signals and Warnings
Basic 3D City Models
2D Junction Visuals
Point Addressing
Extended Navigation
[*****] Venues
World Map
[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EX 10.16.31+

EUROPE TERRITORY CONTENT BUNDLE C	LICENSE FEE PER COPY
Base Map Data
2D Footprints Content
3D Landmarks Content
2D Junction Visuals
Brand Icons
Environmental Zones Content
Extended Lanes FC 1-5 Content
Extended Listings
Core POIs
Supplemental Listings
Fuel Types
HERE Traffic Patterns
Voice Phonetic Transcriptions
Postal Code Points Content for Great Britain
Postal Code Points Content for The Netherlands
Speed Limits FC 1-5 Content
Taxi Stand Point POIs
Signs, Signals and Warnings
2D Junction Visuals
Point Addressing
Extended Navigation
[*****] Venues
World Map
[*****]

EUROPE TERRITORY Additional Content Fee	ADDITIONAL LICENSE FEE PER COPY
Truck Attributes	$[*****]*
*For sake of clarity, an Additional Content Fee of [*****] will be applied to the per Copy License Fees set forth above for use of Truck Attributes Additional Content in a Route Guidance Application.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EX 10.16.31+

5. License Fees for Australia/New Zealand.

AUSTRALIA/NEW ZEALAND TERRITORY CONTENT BUNDLE A	LICENSE FEE PER COPY
Base Map Data
2D Footprints Content
2D Junction Visuals
3D Landmarks Content
Actual Address Range
Brand Icons
Extended Lanes FC1-5
Extended Listings
Core POIs
Supplemental Listings
Fuel Types
HERE Traffic Patterns
Safety Camera Alerts
Signs, Signals and Warnings
Speed Limits FC 1-5 Content
[*****] Voice Phonetic Transcriptions
Hook Turns
World Map
[*****]

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EX 10.16.31+

AUSTRLIA/NEW ZEALAND TERRITORY CONTENT BUNDLE B	LICENSE FEE PER COPY
Base Map Data
2D Footprints Content
3D Landmarks Content
Actual Address Range
Brand Icons
Extended Lanes FC 1-5
Extended Listings
Core POIs
Supplemental Listings
Fuel Types
HERE Traffic Patterns
Safety Camera Alerts
Signs, Signals and Warnings
Speed Limits FC 1-5 Content
[*****] Voice Phonetic Transcriptions
Basic 3D City Models
2D Junction Visuals
Point Addressing
Extended Navigation
[*****] Venues
Hook Turns
World Map
[*****]

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EX 10.16.31+

AUSTRALIA/NEW ZEALAND TERRITORY CONTENT BUNDLE C	LICENSE FEE PER COPY
Base Map Data
2D Footprints Content
3D Landmarks Content
Actual Address Range
Brand Icons
Extended Lanes FC 1-5
Extended Listings
Core POIs
Supplemental Listings
Fuel Types
HERE Traffic Patterns
Safety Camera Alerts
Signs, Signals and Warnings
Speed Limits FC 1-5 Content
[*****] Voice Phonetic Transcriptions
2D Junction Visuals
Point Addressing
Extended Navigation
[*****] Venues
Hook Turns
World Map
[*****]

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EX 10.16.31+

AUSTRALIA/NEW ZEALAND TERRITORY Additional Content Fee	ADDITIONAL LICENSE FEE PER COPY
Truck Attributes	[*****]*
*For sake of clarity, an Additional Content Fee of [*****] will be applied to the per Copy License Fees set forth above for use of Truck Attributes Additional Content in a Route Guidance Application.

6. License Fees for Turkey.

TURKEY TERRITORY CONTENT BUNDLE A	LICENSE FEE PER COPY IN US DOLLARS
Base Map Data
2D Footprints Content
2D Junction Visuals
3D Landmarks Content
Brand Icons
Environmental Zones Content
Extended Lanes FC 1-5 Content
Extended Listings
Core POIs
Supplemental Listings
Fuel Types
Generalized Junction Visuals
HERE Traffic Patterns
Voice Phonetic Transcriptions
Speed Limits FC 1-5 Content
Taxi Stand Point POIs
Signs, Signals and Warnings
World Map
[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EX 10.16.31+

TURKEY TERRITORY CONTENT BUNDLE B	LICENSE FEE PER COPY
Base Map Data
2D Footprints Content
2D Junction Visuals
3D Landmarks Content
Brand Icons
Environmental Zones Content
Extended Lanes FC 1-5 Content
Extended Listings
Core POIs
Supplemental Listings
Fuel Types
Generalized Junction Visuals
HERE Traffic Patterns
Voice Phonetic Transcriptions
Speed Limits FC 1-5 Content
Taxi Stand Point POIs
Signs, Signals and Warnings
Basic 3D City Models
2D Junction Visuals
Point Addressing
Extended Navigation
[*****] Venues
World Map
[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EX 10.16.31+

TURKEY TERRITORY CONTENT BUNDLE C	LICENSE FEE PER COPY
Base Map Data
2D Footprints Content
2D Junction Visuals
3D Landmarks Content
Brand Icons
Environmental Zones Content
Extended Lanes FC 1-5 Content
Extended Listings
Core POIs
Supplemental Listings
Fuel Types
Generalized Junction Visuals
HERE Traffic Patterns
Voice Phonetic Transcriptions
Speed Limits FC 1-5 Content
Taxi Stand Point POIs
Signs, Signals and Warnings
2D Junction Visuals
Point Addressing
Extended Navigation
[*****] Venues
World Map
[*****]

TURKEY TERRITORY Additional Content Fee	ADDITIONAL LICENSE FEE PER COPY
Truck Attributes	[*****]*
*For sake of clarity, an Additional Content Fee of [*****] will be applied to the per Copy License Fees set forth above for use of Truck Attributes Additional Content in a Route Guidance Application.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EX 10.16.31+

II.    Additional License Fees per Copy for [*****] Route Guidance Applications (with [*****] only)

The following additional License Fees per Copy shall apply for use of the specified Data in the table below for “[*****]” [*****] Route Guidance Applications for the Territories specified in the table below. The License Fees per Copy shall include the [*****] for use of the [*****], subject to the terms and conditions of that [*****], made by and between Client and HERE Global B.V., [*****], and shall be paid to HERE in accordance with this TL, in connection with the [*****] Route Guidance Applications, regardless of whether [*****] within such Application is [*****] or [*****] by [*****]. For sake of clarity, Client shall pay to HERE the License Fees per Copy below in addition to the License Fees per Copy under Section I above.

Additional License Fee Per Copy for [*****] Route Guidance Applications (with [*****])
Content	North America Territory	Central and South America Territory	Europe Territory	Turkey	Middle East Territory	Australia/New Zealand
[*****]  Additional Content plus one of the following “Content Bundles” for the applicable Territory as defined under Section 1(1)-(7) of this Exhibit A:

[*****]  (as applicable for each Territory and subject to payment of License Fees for the corresponding content bundle in Section I of this Exhibit A)

	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
One of the following Content Bundles for the applicable Territory as defined under Section 1(1)-(7) of this Exhibit A:

[*****] (as applicable for each Territory and subject to payment of License Fees for the corresponding content bundle in Section I above)
	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

III.	Additional License Fees per Copy for [*****] Route Guidance Applications (with [*****] only)

The following additional License Fees per Copy to the License Fees set forth in Section I above of this Exhibit A shall apply for use of the specified Data in the table below for “[*****]” [*****] Route Guidance Applications for the Territories specified in the table below. The License Fees per Copy shall include the [*****] for use of the [*****], subject to the terms and conditions of that [*****], made by and between Client and HERE Global B.V., [*****], and shall be paid to HERE in accordance with this TL, in connection with the [*****] Route Guidance Applications, regardless of whether [*****] within such Application is [*****] or [*****] by [*****]. For sake of clarity, Client shall pay to HERE the License Fees per Copy below in addition to the License Fees per Copy under Section I above.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EX 10.16.31+

Additional License Fee Per Copy for [*****] Route Guidance Applications (with [*****])
Content	North America Territory	Central and South America Territory	Europe Territory	Turkey	Middle East Territory	Australia/New Zealand

[*****] Additional Content plus one of the following “Content Bundles” for the applicable Territory as defined under Section 1(1)-(7) of this Exhibit A:

[*****] (as applicable for each Territory and subject to payment of License Fees for the corresponding content bundle in Section I of this Exhibit A)

	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EX 10.16.31+

IV.
Multi-Year Annual Copy Subscriptions for [*****] Route Guidance Applications. For each Multi-Year Annual Copy Subscription for [*****] Route Guidance Applications, the License Fee per Copy for the applicable Territory specified herein is calculated by [*****] (i) the Per Copy License Fees for the applicable Initial Copy (including any applicable discounts specified in Table 1 below) by (ii) the [*****] provided in Table 1 below based upon the [*****] and [*****] of the Multi-Year Annual Copy Subscription as provided in Table 1.

Table 1 – License Fees - Multi-Year Annual Copy Subscriptions
Program		[*****]	[*****]	[*****]	[*****]
[*****]
	[*****]	[*****]	[*****]	[*****]	[*****]

V.
[*****]. The License Fees set forth in Sections I, II and III of this Exhibit A are subject to a [*****] from [*****] through [*****] and [*****] through [*****] of the TL Term, commencing with Copies distributed in [*****]. For sake of clarity, the [*****] shall only apply for the [*****] of [*****] and [*****] (i.e., [*****] shall not apply in [*****]). The resulting per Copy License Fee from the [*****] applied in [*****] shall be applied for the remaining annual periods during the TL Term. For example, the License Fee per Copy for Route Guidance Applications using [*****] in the [*****] is as follows:

[*****]

By way of further example, the License Fee per Copy for Route Guidance Applications with [*****] using [*****] for the [*****] is as follows:

[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EX 10.16.31+

EXHIBIT B END-USER TERMS

The data (“Data”) is provided for your personal, internal use only and not for resale. It is protected by copyright, and is subject to the following terms and conditions which are agreed to by you, on the one hand, and [CLIENT] (“[CLIENT]”) and its licensors (including their licensors and suppliers) on the other hand.
© 20XX HERE [Insert any applicable copyright notices as required for the country-specific Data being used]. All rights reserved.
The Data for areas of Canada includes information taken with permission from Canadian authorities, including: © Her Majesty the Queen in Right of Canada, © Queen's Printer for Ontario, © Canada Post Corporation, GeoBase ®, © Department of Natural Resources Canada.
HERE holds a non-exclusive license from the United States Postal Service® to publish and sell ZIP+4® information.
©United States Postal Service® 20XX. Prices are not established, controlled or approved by the United States Postal Service®. The following trademarks and registrations are owned by the USPS: United States Postal Service, USPS, and ZIP+4.
The Data for Mexico includes certain data from Instituto Nacional de Estadística y Geografía.
Terms and Conditions
Personal Use Only. You agree to use this Data together with [insert name of CLIENT’s authorized Application] for the solely personal, non-commercial purposes for which you were licensed, and not for service bureau, time-sharing or other similar purposes. Accordingly, but subject to the restrictions set forth in the following paragraphs, you agree not to otherwise reproduce, copy, modify, decompile, disassemble, create any derivative works of, or reverse engineer any portion of this Data, and may not transfer or distribute it in any form, for any purpose, except to the extent permitted by mandatory laws.
Restrictions. Except where you have been specifically licensed to do so by [CLIENT], and without limiting the preceding paragraph, you may not use this Data (a) with any products, systems, or applications installed or otherwise connected to or in communication with vehicles, capable of vehicle navigation, positioning, dispatch, real time route guidance, fleet management or similar applications; or (b) with or in communication with any positioning devices or any mobile or wireless-connected electronic or computer devices, including without limitation cellular phones, palmtop and handheld computers, pagers, and personal digital assistants or PDAs.
Warning. The Data may contain inaccurate or incomplete information due to the passage of time, changing circumstances, sources used and the nature of collecting comprehensive geographic data, any of which may lead to incorrect results.
No Warranty. This Data is provided to you “as is,” and you agree to use it at your own risk. [CLIENT] and its licensors (and their licensors and suppliers) make no guarantees, representations or warranties of any kind, express or implied, arising by law or otherwise, including but not limited to, content, quality, accuracy, completeness, effectiveness, reliability, fitness for a particular purpose, usefulness, use or results to be obtained from this Data, or that the Data or server will be uninterrupted or error-free.
Disclaimer of Warranty: [CLIENT] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) DISCLAIM ANY WARRANTIES, EXPRESS OR IMPLIED, OF QUALITY, PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. Some States, Territories and Countries do not allow certain warranty exclusions, so to that extent the above exclusion may not apply to you.
Disclaimer of Liability: [CLIENT] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) SHALL NOT BE LIABLE TO YOU: IN RESPECT OF ANY CLAIM, DEMAND OR ACTION, IRRESPECTIVE OF THE NATURE OF THE CAUSE OF THE CLAIM, DEMAND OR ACTION ALLEGING ANY LOSS, INJURY OR DAMAGES, DIRECT OR INDIRECT, WHICH MAY RESULT FROM THE USE OR POSSESSION OF THE INFORMATION; OR FOR ANY LOSS OF PROFIT, REVENUE, CONTRACTS OR SAVINGS, OR ANY OTHER DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF YOUR USE OF OR INABILITY TO USE THIS INFORMATION, ANY DEFECT IN THE INFORMATION, OR THE BREACH OF THESE TERMS OR CONDITIONS, WHETHER IN AN ACTION IN CONTRACT OR TORT OR BASED ON A WARRANTY, EVEN IF [CLIENT] OR ITS LICENSORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. Some States, Territories and Countries do not allow certain liability exclusions or damages limitations, so to that extent the above may not apply to you.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EX 10.16.31+

Export Control. [CLIENT] shall not export from anywhere any part of the Data or any direct product thereof except in compliance with, and with all licenses and approvals required under, applicable export laws, rules and regulations, including but not limited to the laws, rules and regulations administered by the Office of Foreign Assets Control of the U.S. Department of Commerce and the Bureau of Industry and Security of the U.S. Department of Commerce. To the extent that any such export laws, rules or regulations prohibit HERE from complying with any of its obligations hereunder to deliver or distribute Data, such failure shall be excused and shall not constitute a breach of this Agreement.
Entire Agreement. These terms and conditions constitute the entire agreement between [CLIENT] (and its licensors, including their licensors and suppliers) and you pertaining to the subject matter hereof, and supersedes in their entirety any and all written or oral agreements previously existing between us with respect to such subject matter.
Governing Law. The above terms and conditions shall be governed by the laws of the State of Illinois [insert “Netherlands” where European HERE Data is used], without giving effect to (i) its conflict of laws provisions, or (ii) the United Nations Convention for Contracts for the International Sale of Goods, which is explicitly excluded. You agree to submit to the jurisdiction of the State of Illinois [insert “The Netherlands” where European HERE Data is used] for any and all disputes, claims and actions arising from or in connection with the Data provided to you hereunder.

Government End Users. If the Data is being acquired by or on behalf of the United States government or any other entity seeking or applying rights similar to those customarily claimed by the United States government, this Data is a “commercial item” as that term is defined at 48 C.F.R. (“FAR”) 2.101, is licensed in accordance with these End-User Terms, and each copy of Data delivered or otherwise furnished shall be marked and embedded as appropriate with the following “Notice of Use,” and shall be treated in accordance with such Notice:

Notice of Use
Contractor (Manufacturer/ Supplier) Name: HERE
Contractor (Manufacturer/Supplier) Address:
c/o Nokia 425 West Randolph Street, Chicago, Illinois 60606
This Data is a commercial item as defined in FAR 2.101 and is subject to these End-User Terms under which this Data was provided.
© 1987 - 20XX HERE - All rights reserved.

If the Contracting Officer, federal government agency, or any federal official refuses to use the legend provided herein, the Contracting Officer, federal government agency, or any federal official must notify HERE prior to seeking additional or alternative rights in the Data.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EX 10.16.31+

EXHIBIT C HERE Standard Data – Supplier Notices & Additional Terms

I.
As of the Effective Date of this TL, notice of the requirements and restrictions imposed on licensees of Data (including Additional Content) as required by third party suppliers or by governmental or regulatory authorities is provided through the link made available through the HERE B2B Download Center.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.